Prepayments and other assets (Details) - USD ($) $ in Thousands		May 31, 2024	Aug. 31, 2023
Notes and other explanatory information [abstract]
Prepaid expenses		$ 301	$ 796
Deferred financing costs	[1]	707	667
Total prepayments and other assets		$ 1,008	$ 1,463

[1]	Consists of $0.5 million in commitment fees paid with respect to a share purchase agreement whereby the Company, at its sole discretion, has the right to sell up to $10 million of its common shares over a 36-month period and $0.2 million in deferred financing costs related to an At-the-Market Offering Agreement entered on May 12, 2023.